UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Immune Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMMUNE PHARMACEUTICALS INC.

1 Bridge Plaza North, Suite 270

Fort Lee, New Jersey 07024

(201) 464-2677

November 8, 2018

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Immune Pharmaceuticals Inc. (the “Company”) to be held at 9:30 a.m., Eastern Time, on Wednesday, December 5, 2018, at the offices of the Company’s counsel, Lowenstein Sandler LLP, at One Lowenstein Drive, Roseland, New Jersey 07068.

Matters to be presented for action at the Special Meeting include a proposal to increase the total number of authorized shares of common stock from 225,000,000 to 600,000,000 shares and a proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve the foregoing proposal.

This is a crucial issue for the company and if we fail to achieve approval for the increase in authorized share count, the future of the company and our ability to partner our assets, including bertilimumab, is in grave doubt. We look forward to conversing with those of you who are able to attend the Special Meeting in person. Whether or not you can attend, it is important that you sign, date, and return your proxy, or submit your proxy by telephone or Internet as instructed on the enclosed proxy card. If you are a stockholder of record and attend the Special Meeting in person, you may revoke your proxy and vote at the Special Meeting if you wish.

Sincerely,

/s/ Anthony Fiorino

Anthony Fiorino, M.D. Ph.D.

President and Interim Chief Executive Officer

If you have any questions or require any assistance in voting your shares, please call:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor, New York, New York 10036

(888) 785-6707

IMMUNE PHARMACEUTICALS INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

DECEMBER 5, 2018

You are invited to attend a special meeting of stockholders (the “Special Meeting”) of Immune Pharmaceuticals Inc., a Delaware corporation (the “Company”), to be held at the offices of the Company’s counsel, Lowenstein Sandler LLP, at One Lowenstein Drive, Roseland, New Jersey 07068, on Wednesday, December 5, 2018, at 9:30 a.m., Eastern Time.

Only stockholders of record at the close of business on November 5, 2018, will be entitled to notice of and to vote at the Special Meeting or any postponements or adjournments thereof.

The Special Meeting is being held to consider and vote on the following matters:

1.	Approval of a proposal to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 225,000,000 to 600,000,000 shares;

2.	Approval of a proposal for the adjournment of the Special Meeting to permit the Company to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve the foregoing proposal.

Please sign and date the accompanying form of proxy and return it promptly in the enclosed postage-paid envelope, or submit your proxy by telephone or the Internet as instructed on the enclosed proxy card to avoid the expense of further solicitation. If you are a stockholder of record and attend the Special Meeting, you may revoke your proxy and vote your shares in person.

The Board of Directors of the Company recommends that you vote “FOR” each of the proposals set forth above.

By Order of the Board of Directors

/s/ Anthony Fiorino

Anthony Fiorino, M.D. Ph.D.

President and Interim Chief Executive Officer

Fort Lee, New Jersey

November 8, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS’ MEETING TO BE HELD ON DECEMBER 5, 2018:

The proxy statement for the Special Meeting is available at www.immunepharma.com.

IMMUNE PHARMACEUTICALS INC.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Immune Pharmaceuticals Inc., a Delaware corporation (“Immune” or the “Company”), to be voted at a special meeting of stockholders to be held on December 5, 2018 (the “Special Meeting”), and any postponements or adjournments thereof. This proxy statement and accompanying form of proxy were first mailed to stockholders on or about November 8, 2018.

VOTING, REVOCATION, AND SOLICITATION OF PROXIES

Solicitation of Proxies. The enclosed proxy is solicited by and on behalf of the Board, with the cost of solicitation borne by the Company. Solicitation may also be made by directors and officers of the Company without additional compensation for such services. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise.

The Company has engaged Okapi Partners LLC (“Okapi Partners”) to assist the Company in soliciting proxies related to the proposals set forth in the Proxy Statement and to be voted upon at the Special Meeting and at any adjournments or postponements thereof. Okapi Partners may solicit proxies personally, electronically, by mail or by telephone. The Company has agreed to pay Okapi Partners a fee of $8,000 for its services, plus any disbursements incurred.

Voting. You may submit a proxy to have your shares of common stock voted at the Special Meeting in one of three ways: (i) completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope; (ii) calling toll-free at the telephone number indicated on the enclosed proxy card; or (iii) using the Internet in accordance with the instructions set forth on the enclosed proxy card. When a proxy is properly returned, the shares represented by the proxy will be voted at the Special Meeting in accordance with the instructions specified in the spaces provided in the proxy. If no instructions are specified, the proxies will be counted for purposes of determining whether or not a quorum is present, and will be voted FOR Proposals 1 and 2. If a stockholder of record attends the Special Meeting, he or she may vote in person. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to vote your shares.

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines such proposal to be “non-routine,” failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names will have the same effect as a vote against Proposal 1, but will have no effect with respect to Proposal 2. If the New York Stock Exchange determines any such proposal to be “routine,” brokers will have voting authority to vote proxies for uninstructed shares according to their discretion for that proposal.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

If you have additional questions, need assistance in submitting your proxy or voting your shares of common stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact Okapi Partners LLC at the address and telephone number set forth below:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor, New York, New York 10036

(888) 785-6707

Revocation of Proxies. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by submitting a later-dated proxy prior to a vote being taken at the Special Meeting. Attendance at the Special Meeting alone will not be sufficient to revoke a previously submitted proxy. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to revoke previously submitted instructions relating to your shares.

OUTSTANDING VOTING SECURITIES AND QUORUM

Stockholders of record as of the close of business on November 5, 2018 (the “Record Date”), are entitled to one vote at the Special Meeting for each share of common stock, par value $0.0001 per share (“Common Stock”), of the Company then held by each stockholder. As of the Record Date, the Company had 49,313,329 shares of Common Stock issued and outstanding. The holders of record of one third of the issued and outstanding shares of the capital stock of the Company entitled to vote at the meeting, present in person or by proxy shall represent a quorum at the Special Meeting. Abstentions will be considered present for purposes of determining the presence of a quorum at the Special Meeting. Broker non-votes, if any, will not be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines both of the proposals to be “non-routine,” but will be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines either of the proposals to be “routine.”

VOTES REQUIRED

Pursuant to the General Corporation Law of the State of Delaware, Proposal 1 must be approved by a majority of the outstanding shares of stock of the Company entitled to vote on the proposal. Proposal 2 must be approved by the affirmative vote of the majority of the votes cast on the proposal.

SPECIAL MEETING SUMMARY

The following is only a summary of certain material information contained in this document. You should carefully review this entire document along with the exhibits attached hereto to understand the proposals fully.

•	Time and Place of Special Meeting (See cover page, Notice of Special Meeting of Stockholders): Wednesday, December 5, 2018 at 9:30 a.m., Eastern Time, at the offices of the Company’s counsel, Lowenstein Sandler LLP, at One Lowenstein Drive, Roseland, New Jersey 07068.

•	Record Date (See page 2): You can vote at the Special Meeting if you owned Common Stock of Immune Pharmaceuticals Inc. at the close of business on November 5, 2018.

•	Proposals to be Voted on (See Notice of Special Meeting of Stockholders): Matters to be presented for action at the meeting include a proposal to increase the total number of authorized shares of Common Stock from 225,000,000 to 600,000,000 shares and a proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve the foregoing proposal.

•	Reasons for the Increase in Authorized Shares (See page 5): The primary reasons for the increase in authorized shares are to have sufficient authorized shares of Common Stock available to satisfy the Company’s outstanding contractual obligations to issue shares of Common Stock upon the conversion or exercise of certain outstanding debentures, warrants, preferred stock, and options as further described in this proxy statement, and for future financings to raise the capital needed to operate the Company’s business and other general corporate purposes.

•	Effect of Approving the Increase in Authorized Shares (See page 5): If the increase in authorized shares of Common Stock is approved, the authorized shares of the Company will be increased from 225,000,000 shares to 600,000,000 shares.

•	Effect of Not Approving the Increase in Authorized Shares (See page 6): If the increase to authorized shares proposal fails to obtain the vote required for approval, the number of shares authorized for issuance by the Company will remain at 225,000,000 shares of Common Stock and the Company will be unable to satisfy its contractual obligations. If the Company is unable to issue shares to satisfy its contractual obligations, the Company may default on one or more of those obligations which could force the Company into bankruptcy or allow its creditors to take possession of its assets. This would represent a material adverse impact to the Company and its stockholders.

•	Recommendation of the Board (See page 7 and 8): The Board recommends that you vote “FOR” Proposals 1 and 2.

•	Vote Required (See page 7 and 8): Pursuant to the General Corporation Law of the State of Delaware, Proposal 1 must be approved by a majority the outstanding shares of stock of the Company entitled to vote on the proposal, and Proposal 2 must be approved by the affirmative vote of the majority of the votes cast on the proposal.

•	How to Vote Your Shares (See page 1): Complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope, or submit your proxy by telephone or the Internet as instructed on the enclosed proxy card, as soon as possible, so that your shares may be represented at the Special Meeting. In order to assure that your vote is obtained, please submit your proxy even if you currently plan to attend the Special Meeting in person.

•	How to Revoke Your Proxy (See page 2): Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by submitting a later-dated proxy prior to a vote being taken at the Special Meeting. Attendance at the Special Meeting alone may not be sufficient to revoke a previously submitted proxy. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to revoke previously submitted instructions relating to your shares.

•	Voting of Shares Held in “Street Name” (See page 1): Your broker is permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but is not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines such proposals to be “non-routine,” failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s name, will have the same effect as a vote against Proposal 1, but will have no effect with respect to Proposal 2. If the New York Stock Exchange determines any such proposal to be “routine,” brokers will have voting authority to vote proxies for uninstructed shares according to their discretion for that proposal.

•	Whom You Should Call with Questions: If you have further questions, you may contact the Company’s proxy solicitor, Okapi Partners LLC at:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor, New York, New York 10036

(888) 785-6707

PROPOSAL 1

PROPOSAL TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL

TO 600,000,000 SHARES OF COMMON STOCK

The Board believes it is in the best interest of the Company to increase the number of shares of Common Stock authorized for issuance by 375,000,000 shares of Common Stock, bringing the total number of shares of Common Stock authorized from 225,000,000 to 600,000,000 shares. These shares do not offer any preemptive rights. The text of the proposed certificate of amendment to the Company’s Certificate of Incorporation is attached hereto as Exhibit A. This proposal to increase the number of shares of Common Stock authorized for issuance, if approved at the Special Meeting, will become effective and the Company’s number of shares of authorized Common Stock will be increased to 600,000,000 shares upon the filing of the certificate of amendment with the Secretary of State of Delaware. The following discussion is qualified in its entirety by the full text of the certificate of amendment, which is attached to this Proxy as Appendix A and incorporated herein by reference.

Reasons for the Increase

The Company is currently authorized to issue 225,000,000 shares of Common Stock under the Company’s Certificate of Incorporation. As of November 5, 2018, 49,313,329 shares of Common Stock were issued and outstanding, 657,146 were reserved for issuance under our existing stock option and equity incentive compensation plans, and the remaining shares were reserved for issuance upon the conversion or exercise of our outstanding convertible securities and warrants. However, as of November 5, 2018, the Company was required to have a total of 521,644,702 shares of Common Stock reserved for issuance upon the conversion of the Series E Stock, the exercise of the Series E Warrants, the conversion of outstanding Debentures and the exercise of October Debenture Warrants (both hereafter defined). Accordingly, the Company does not currently have sufficient authorized shares of Common Stock available to meet its contractual obligations under these instruments.

Other than issuances pursuant to equity incentive plans and the issuance of shares upon the conversion or exercise, as applicable, of the Series E Stock, Series E Warrants, the Debentures, October Debenture Warrants, and other outstanding warrants, as of the date of this proxy statement, the Company has no current plans, arrangements or understandings regarding the issuance of any additional shares of Common Stock that would be authorized pursuant to this proposal, and there are no negotiations pending with respect to the issuance thereof for any purpose. The Board does not intend to issue any common stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders.

On October 23, 2017, the Company consummated a public offering of 18,000 shares of Series E Convertible Preferred Stock (the “Series E Stock”) and warrants to purchase 17,676,000 shares of Common Stock (the “Series E Warrants”). As of November 5, 2018, 3,489 shares of Series E Stock were outstanding and convertible into 69,651,017 shares of Common Stock.

On May 14, 2018, the Company consummated a private placement of Convertible Debentures (the “May Debentures”). The May Debentures are convertible into shares of the Company’s Common Stock at a conversion price of $0.375 per share, subject to certain adjustments.  As of the record date we had outstanding $3.9 million under the May Debentures convertible into an aggregate of 10,382,865 shares.

On October 9, 2018, the Company consummated a private placement of $5.5 million in principal amount of the Company’s Senior Secured Redeemable Convertible Debentures (the “October Debentures” and, together with the May Debentures, the “Debentures”). The October Debentures are convertible into shares of the Company’s Common Stock at a conversion price of $0.075 per share, subject to certain adjustments, at the option of the holder thereof or, in certain circumstances, at the option of the Company. As of November 5, 2018, 73,333,333 shares of Common Stock are issuable upon the conversion of the outstanding October Debentures. The Company also issued warrants (the “October Debenture Warrants”) to purchase up to 50 million shares of common stock. As of November 5, 2018, all of the October Debenture Warrants are currently outstanding. Upon the increase of the Company’s authorized Common Stock, under the terms of the October Debentures, the Company is required to reserve for issuance 366,666,667 additional shares of Common Stock.

In addition, the Board believes that it is desirable to have sufficient authorized shares of Common Stock available for future financings to raise the capital needed to operate its business and other general corporate purposes. The Board believes that having such authorized shares of Common Stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of an additional special stockholders’ meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares would dilute the ownership interests of existing stockholders, management believes that such transactions would increase the overall value of the Company to its stockholders.

Potential Effects of Not Approving Proposal 1

The Company’s obligations under the October Debentures are secured by a first priority security interests in all of the Company’s assets, other than Ceplene. If the Company does not increase its authorized common stock, the Company would be in default of its obligations under the October Debentures. Upon an event of default, among other things, the holders of the October Debentures could accelerate the Company’s obligation to repay the October Debentures and because the Company does not have sufficient cash resources to repay the October Debentures, the holders of the October Debentures could exercise their remedies under the October Debentures, including taking ownership of the collateral. In addition, under the terms of the Series E Stock, the Warrants and the October Debenture Warrants, if a holder is unable to receive shares of Common Stock upon the conversion or exercise of such securities, as applicable, the Company would be liable for certain damages under the terms of such securities. Accordingly, the failure of the stockholders to approve Proposal 1 would have a material adverse effect on the Company.

In addition, if the Company does not have sufficient available shares of Common Stock for issuance, it will not be able to fund its capital needs through the issuance of Common Stock or securities convertible, exchangeable or otherwise giving the holder the right to acquire shares of Common Stock. As a result, the Company may not be able to obtain funding necessary for its continued operations on acceptable terms, or at all. In the event that the Company is not able to fund its ongoing need for capital, the Company would not be able to continue its development work and would be required to liquidate its assets or seek bankruptcy protection.

Advantages and Disadvantages

There are certain advantages and disadvantages of an increase in authorized Common Stock. The advantages include:

•	Enable the Company to meet its contractual obligations as described above.

•	The ability to raise additional capital by issuing capital stock under the type of transactions described above, or other financing transactions.

•	To have shares of Common Stock available to finance its ongoing operating capital requirements to advance the Company’s product candidates towards regulatory approval and for general corporate purposes

The disadvantages include:

•	Further dilution of stockholders’ ownership.

•	Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders of the Company.

•	The additional shares of Common Stock for which authorization is sought in this proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The Company intends to use the proceeds from any future capital raises for general corporate purposes. The Company has no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed Certificate Amendment; however, the Company will require additional capital in the near future to fund its operations, and it is foreseeable that the Company may seek to issue such additional shares of Common Stock in connection with any such capital raising activities. The Board does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of the Company and its stockholders.

•	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate Common Stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. The Company has no arrangements, agreements, or understandings in place at the present time to enter into any merger, consolidation, acquisition or similar business transaction.

Preferred Stock

Whether or not the Company’s stockholders approve the increase in authorized shares of Common Stock pursuant to this proposal, as of November 5, 2018, the Company has 4,996,511 undesignated shares of preferred stock, par value $0.0001 per share, available for issuance in one or more series. The Board has the authority, within the limitations and restrictions prescribed by law and without stockholder approval, to provide by resolution for the issuance of shares of preferred stock, and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preference and the number of shares constituting any series of the designation of such series, by delivering an appropriate certificate of amendment to the Company’s Certificate of Incorporation to the Delaware Secretary of State pursuant to the General Corporation Law of the State of Delaware. The issuance of preferred stock could have the effect of decreasing the market price of the common stock, impeding or delaying a possible takeover and adversely affecting the voting and other rights of the holders of the Company’s common stock.

Vote Required

Pursuant to the General Corporation Law of the State of Delaware, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote on the proposal. Shares that are not represented at the Special Meeting, and abstentions and broker non-votes, if applicable, with respect to this proposal, will have the same practical effect as a vote against this proposal.

The Board recommends that stockholders vote “FOR” the proposal to increase in the Company’s authorized capital to 600,000,000 shares of Common Stock.

Notwithstanding stockholder approval of Proposal 1, the Board may abandon Proposal 1 at any time prior to filing the certificate of amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, without further stockholder action.

PROPOSAL 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

Adjournment of the Special Meeting

In the event that the number of shares of Common Stock present in person or represented by proxy at the Special Meeting and voting “FOR” the adoption of Proposal 1 is insufficient to adopt Proposal 1, the Company may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of Proposal 1. In that event, the Company will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Vote Required and Board Recommendation

If a quorum is present, approval of the proposal to adjourn the Special Meeting to a later date requires the affirmative vote of the majority of the votes cast on the proposal.

Assuming a quorum is present, abstentions and broker non-votes, if applicable, with respect to this proposal will not be counted for the purpose of determining the number of votes cast and will therefore not have any effect with respect to this adjournment proposal.

The Board recommends that stockholders vote “FOR” the proposal to adjourn the Special Meeting to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve Proposal 1.

OTHER MATTERS

Management is not aware of any matters to be brought before the Special Meeting other than those discussed above.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Immune Pharmaceuticals Inc., 1 Bridge Plaza North, Suite 270, Fort Lee, New Jersey 07024, Attn: Secretary, or by phone at (201) 464-2677. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of the Company’s proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING IN 2018

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in Immune’s proxy statement and form of proxy for our 2018 Annual Meeting must be received by Immune on or before August 10, 2018 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to:  Immune Pharmaceuticals Inc., 1 Bridge Plaza North, Suite 270, Fort Lee, New Jersey 07024, Attn.: Secretary.

Our by-laws state that the stockholder must provide timely written notice of such nomination or proposal and supporting documentation as well as be present at such meeting, either in person or by a representative. A stockholder's notice shall be timely received by Immune at our principal executive office not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days before the Anniversary Date or more than seventy (70) days after the Anniversary Date, a stockholder's notice shall be timely if received by Immune at our principal executive office not earlier than the close of business on the sixtieth (60th) day prior to the scheduled date of such annual meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by Immune. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Immune Pharmaceuticals Inc., 1 Bridge Plaza North, Suite 270, Fort Lee, New Jersey 07024, Attn.: Secretary.

Any proposals to take action at the 2018 annual meeting of stockholders should be addressed to:  Immune Pharmaceuticals Inc., 1 Bridge Plaza North, Suite 270, Fort Lee, New Jersey 07024, Attn.: Secretary.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Company. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet and in person.

The expenses of preparing, printing and distributing this Proxy Statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by the Company.

Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of Common Stock for whom they hold shares, and the Company will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

The Company has also retained Okapi Partners to assist it in the solicitation of proxies. Okapi Partners will solicit proxies on behalf of the Company from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Okapi Partners will receive fees of $8,000 plus approved and reasonable out of pocket expenses, for its services to the Company for the solicitation of the proxies. The Company has also agreed to indemnify Okapi Partners against certain claims.

November 8, 2018	IMMUNE PHARMACEUTICALS INC.

If you have any questions or require any assistance in voting your shares, please call:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor, New York, New York 10036

(888) 785-6707

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

IMMUNE PHARMACEUTICALS INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Immune Pharmaceuticals Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	The name of the Corporation is Immune Pharmaceuticals Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 9, 1993 under the name American Pharma-Liedtke Inc. On November 18, 1999, the Corporation changed its name from American Pharma-Liedtke, Inc. to EpiCept Corporation. On August 15, 2013, the Corporation changed its name from EpiCept Corporation to Immune Pharmaceuticals Inc.

2.	The Third Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting paragraph (A) under Article Fourth and replacing such paragraph with the following paragraph:

“The total number of shares of capital stock which the Corporation shall have authority to issue is Six Hundred and Five Million (605,000,000), of which (i)  Six Hundred Million (600,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Five Million Shares (5,000,000) shares shall be a class designated as preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

3.	The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	This Certificate of Amendment and the amendment to the Certificate of Incorporation effected hereby has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective at 4:01 p.m. (Eastern Time) on [ ], 201[ ].

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Interim Chief Executive Officer on this [            ] day of [            ], 201[8][9].

IMMUNE PHARMACEUTICALS INC.

By: _________________________________________
Name:

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card ("**Proxy Card**") in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, Proxy Cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your Proxy Card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Proxy Card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52711-S78041 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

IMMUNE PHARMACEUTICALS INC.

For address changes and/or comments, please check this box and write them on the reverse side where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

To the Stockholders of Immune Pharmaceuticals Inc.:

The proxy statement ("**Proxy Statement**") contains information regarding the Special Meeting, including information on the matters to be voted on prior to and during the Special Meeting. If you have chosen to view our proxy statements over the Internet instead of receiving paper copies in the mail, you can access our Proxy Statement and vote at www.proxyvote.com.

Your vote is important. Whether or not you expect to attend the Special Meeting, we encourage you to promptly vote these shares by one of the methods listed on the reverse side of this Proxy Card.

Sincerely,

Tony Fiorino, President and Interim Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

E52712-S78041

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IMMUNE PHARMACEUTICALS INC.

The undersigned hereby appoints Tony Fiorino and John Clark, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Immune Pharmaceuticals Inc. Common Stock, which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held December 5, 2018 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1 AND 2, AND SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed on the reverse side)